UNCONDITIONAL GUARANTY AGREEMENT

          THIS UNCONDITIONAL GUARANTY AGREEMENT (this "Guaranty") is made as of July 26, 1996 and effective as of July 31, 1996, by Andrew C. Gillette and Deborah B. Gillette, South Carolina residents and husband and wife, (the "Guarantors"), in favor of ENVIROMETRICS, 1NC., a Delaware corporation (the "Creditor").

                                   RECITALS:

          A. Trico Envirometrics, Inc. a South Carolina corporation (the "Debtor") is currently indebted to the Creditor in an approximate aggregate amount of Six Hundred, Thousand Dollars ($600,000.00 US), which indebtedness is subject to increase (as such may change from time to time, the "Indebtedness"), and is now evidenced by a certain Promissory Note of even date herewith in favor of the Creditor (the "Note").

          B. Concurrent herewith, Andrew C. Gillette is purchasing from the Creditor pursuant to a certain Stock Purchase Agreement, of even date, all of the outstanding shares of common stock of the Debtor for a purchase price of 45,000 shares of Envirometrics, Inc. common stock. The Creditor has agreed to sell such stock for such price to Andrew C. Gillette subject to, among other conditions, the Guarantors executing and delivering this Guaranty to the Creditor.

          C. To induce the Creditor to sell to Andrew C. Gillette all of the outstanding shares of common stock of the Debtor for such purchase price, the Guarantors wish to guarantee, jointly and severally, (i) payment of all the indebtedness, and (ii) performance of all of the respective covenants, obligations and agreements of each of the Debtor and Andrew C. Gillette, as set forth in the documents evidencing, securing the repayment of, executed in connection with, or otherwise related to the Indebtedness or the sate of stock to Andrew C. Gillette, including without limitation, the Stock Purchase Agreement, the Note, the Pledge Agreement, the Security Agreement, this Agreement and the Accounting Services Agreement, all of even date (collectively, as hereafter amended, modified, extended or renewed from time to time, the "Transaction Documents"), all according to the terms and conditions hereinafter set forth.

                                   AGREEMENT:

          NOW, THEREFORE, in consideration of the representations, warranties and covenants herein set forth, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and as an inducement to the Creditor to sell all of the issued and outstanding common stock of the Debtor to Andrew C. Gillette, each of the Guarantors hereby covenants and agrees as follows:

          1. Guaranty of Obligations. Each of the Guarantors hereby guarantee, absolutely and unconditionally, to the Creditor (i) payment of all the indebtedness and (ii) performance of all of the respective covenants, obligations and agreements of each of the Debtor and Andrew C. Gillette, as set forth in the Transaction Documents, or any of them (collectively, the "Obligations"). The term "Obligations" shall include all of the foregoing matters, whether matured or un-matured, or absolute or contingent, and whether they are from time to time reduced, thereafter increased, or entirely extinguished and thereafter reincurred. The term "Obligations" shall further include, without limitation, all liability of the Debtor to the Creditor, whether now or hereafter incurred; whether direct, indirect or contingent; whether incurred as primary debtor, co-maker or guarantor; whether otherwise guaranteed or secured; and whether on open account, evidenced by an instrument or otherwise.

          2. Continuing Obligations. This Guaranty is a continuing guaranty, shall remain in full force and effect irrespective of any interruptions in the business relations of the Debtor with the Creditor or any of the
     Guarantors,   and  shall  apply  to  and  guarantee  any  and  all  of  the
     Obligations.

          3. Application of Sums Received. All assets and monies available to the Creditor for application in payment or reduction of the Obligations may be applied by the Creditor in such manner in such amounts, and at such time or times as it may see fit, to the payment or reduction of such of the Obligations as the Creditor may elect.

          4. Renewal or Extension. The Guarantors hereby agree that the Creditor may, from time to time and for any period or periods of time, either before or after any default by the Debtor, with or without further notice to the Guarantors, renew or extend the time for payment or performance of any of the Obligations and grant and allow such indulgences or compromises in connection therewith as the Creditor may deem advisable or expedient, may change, renew, extend, surrender, release, substitute and compromise, deal with and refuse to accept, in whole or in part, any security at any time held by or available or offered to the Creditor for any Liability or for any obligation of any other person, partnership or corporation secondarily or otherwise liable for any of the Obligations, and may abstain from taking advantage of and from realizing upon any security interest or other guaranty securing or otherwise related to all or any of the Obligations. The Creditor may set off or release, in whole or in part, any balance of any account or credit on its books in favor of the Debtor, or of any such other person, partnership or corporation, and may extend credit in any manner whatsoever to the Debtor, and generally deal with the Debtor or any such security or other person, partnership or corporation as the Creditor may see fit. The Creditor may release any Guarantor from any or all obligations hereunder without affecting, in any manner, the obligations of the other Guarantor hereunder.

          5. Waiver. The Guarantors hereby waive the following:

          (a) Notice of acceptance of this Guaranty, of any renewals or extensions of time for payment or performance of any of the Obligations, of any changes in the terms of the Obligations, including, without limitation, any increase or decrease in installment payments or any interest rate adjustment, of any extensions of credit by the Creditor to the Debtor, and of any other change in the Obligations, including, without limitation, any change in the business structure of the Debtor;

          (b) Presentment and demand for payment of any of the Obligations;

          (c) Protest and notice of dishonor or default to the Guarantors or to any other party with respect to any of the Obligations;

          (d) Notice of the financial condition or other status of the Debtor and of any other party obligated for all or any part of the Obligations;

          (e)  Any  impairment  of  collateral  for  any  of  the   Obligations,
     including, without limitation, any failure to perfect a security interest in such collateral; and

          (f) Any demand (except expressly specified herein) of proof of nonpayment of the principal of or interest on the Note, or other payments of money required by the Transaction Documents or the Debtor's Agreements or of any default by the Debtor in performing and keeping any other covenant, condition or agreement under the Transaction Documents.

          6. No Limitation. This Guaranty is an unconditional guaranty, and the liability of each of the Guarantors to the Creditor shall not be terminated or in any way limited by reason of or as a result of anything set forth or contained in any writing evidencing all or any part of the Obligations nor shall it be further limited to a proportionate part of the total of the Obligations.

          7. Guaranty of Payment. This Guaranty is a guaranty of payment and not of collection, and the Guarantors further waive any right to require that any action be brought against the Debtor or any other person, partnership or corporation or to require that resort be had to any security or to any balance of any account or credit on the books of the Creditor in favor of the Debtor or any other person, partnership or corporation, and agree that the Creditor assumes no responsibility for the validity or enforceability of any security for the Obligations.

          8. No Discharge or Impairment. This Guaranty, and the obligations of the Guarantors hereunder, shall not be discharged, impaired or affected in any manner as a result of (a) any right of setoff, counterclaim or defense of the Debtor with respect to the payment or performance of any of the Obligations, including, without limitation, failure of consideration, breach of warranty, payment, statute of frauds, statute of limitations, accord and satisfaction and usury, (b) the termination of the right of the Debtor to continue to exist as a legal entity, or (c) any lack of power or authority of the Debtor to execute or deliver any of the Transaction Documents.

          9. No Subrogation Setoff. Notwithstanding anything to the contrary contained herein, each Guarantor hereby irrevocably waives all rights that he or she may have at law or in equity (including, without limitation, any law surrogating a Guarantor to the rights of the Creditor) to seek contributions, indemnification, or any other form of reimbursement from the Debtor, any other Guarantor, or any other person now or hereafter primarily or secondarily liable for any obligations of the Debtor to the Creditor, for any disbursement made by a Guarantor under or in connection with the guaranty or otherwise, which waiver shall be effective until (a) all Obligations have been paid in full, (b) 370 days have lapsed since the date that all Obligations have been paid in full, and (e) no petition for relief under Title 11 of the United States Code has been filed by or against the Debtor or any Guarantor within the 370 days following the payment in full of all such obligations. The Creditor shall have the right, immediately and without further action by it, to set off against any obligation of the Guarantors to the Creditor hereunder all money owed by the Creditor in any capacity to the Debtor or to any of the Guarantors, whether or not due; and the Creditor shall be deemed to have exercised such right of setoff and to have made a charge against any such sums immediately upon the occurrence of any default in the payment or performance of the Obligations, even though such charges are made or entered on the books of the Creditor subsequent thereto. Any funds or other property at any time received by the Guarantors from the Debtor shall be held in trust for, and shall be paid or transferred to, the Creditor.

          10. Subsequent Guaranty. A subsequent guaranty by any of the Guarantors of the Obligations shall not be deemed to be in lieu of or to supersede or terminate this Guaranty, but shall be construed as an additional or supplemental guaranty unless otherwise expressly provided therein.

          11. Reimbursement Revocation. The Guarantors agree, upon demand, to reimburse the Creditor, to the extent that such reimbursement is not made by the Debtor, for all expenses (including, without limitation, attorneys' fees) incurred by the Creditor in connection with any of the Obligations or the obligations of the Guarantors hereunder or the collection thereof. The guaranties contained herein shall remain in full force and effect until all of the Obligations shall have been paid or performed in full, and a period of ninety-five (95) days, beginning with the date oft he last payment made in satisfaction of the Obligations, shall have elapsed during which no petition in bankruptcy shall be filed by or against the Debtor or any of the Guarantors, Revocation of this Guaranty shall be effective only as to that portion of the Obligation incurred after written notice of revocation has been received by the Creditor at its address set forth in the Transaction Documents, and this Guaranty shall remain in full force and effect as to all Obligations incurred before or at that time. Regardless of when a renewal or extension of pre-revocation Obligations occurs (with or without adjustment of interest rate or other terms), for all purposes hereunder such Obligations shall be deemed to have been incurred prior to revocation to the extent of the renewal or extension and to be fully covered by this Guaranty.

          12. Successors and Assigns. Each reference herein to the Debtor shall be deemed to include its successors and assigns, unless the Creditor specifically waives in writing the benefits of this guaranty as to the specific obligation or agreement assigned by the Debtor, Each reference herein to the Creditor shall be deemed to include its successors and assigns, in whose favor the provisions of this Guaranty also shall inure, Each reference herein to the Guarantors shall be deemed to include the respective successors, assigns, heirs, administrators, executors, and personal representatives of each of the Guarantors, all of whom shall be bound by the provisions of this Guaranty.

          13. Joint and Several Obligations. Each undertaking and obligation herein contained shall be the joint and several undertaking and obligations of each of the Guarantors.

          14. No Waiver. No delay on the part of the Creditor in exercising any rights hereunder or failure to exercise the same shall operate as a waiver of such rights, and no notice to or demand on the Guarantors shall be deemed to be a waiver of the obligation of the Guarantors or of the right of the Creditor to take further action without notice or demand as provided herein.

          15. Representations and Warranties. Each of the guarantors represents and warrants that:

          (a) There has been no material adverse change in his general affairs, financial condition or assets subsequent to the effective date of all financial and other information furnished to the Creditor.

          (b) Each is fully capable and empowered (being under no legal restriction, limitation or disability) to enter into, execute and deliver this Guaranty and to perform his obligations hereunder.

          (c) Each has duly executed and delivered the Guaranty, and this Guaranty constitutes a valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be affected by bankruptcy and other insolvency laws and general principles of equity.

          (d) Except as previously disclosed to the Creditor in writing, there are no pending or, to the best of his knowledge, threatened actions, suits, proceedings or investigations of a legal, equitable, regulator, administrative or legislative nature that, if adversely determined, would or might materially adversely affect his business, assets, condition (financial or otherwise) or prospects or his ability to perform his obligations under this Guaranty.

          (e) To the best of his knowledge, after due inquiry, no event that would constitute an "Event of Default" (as hereinafter defined), or that, with notice or lapse of time or both, would become an Event of Default, has occurred and is continuing.

          16. Events of Default. Each of the Following events shall constitute an (Event of Default" hereunder:

          (a) Failure of any Guarantor to pay or perform the Obligations immediately upon demand by the Creditor;

          (b) Failure of any Guarantor to observe or perform any of the covenants, conditions or agreements hereunder (other than the payment of money) for a period of thirty (30) days after notice from the Creditor, specifying such failure and requesting that it be remedied; and

          (c) Occurrence of an event of Default" under any of the Transaction Documents that is not remedied within the time permitted.

          Whenever an Event of Default hereunder shall have occurred and is continuing, the Creditor may declare the entire unpaid principal of and interest on the Note and the other Obligations to be immediately due and payable and may take whatever action at law or in equity as may appear necessary or desirable to collect payments when due or thereafter to become due hereunder or to enforce observance or performance of any covenant, condition or agreement of the Guarantors under this Guaranty.

          17. Rules of Construction.

          (a) Singular words shall connote the plural as well as the singular, and vice versa, and the masculine general shall connote the neuter and the feminine genders, and vice versa, as the context may require.

          (b) The paragraph headings set forth herein are solely for convenience of reference and shall not constitute a part of the Guaranty nor shall they affect its meaning, construction or effect.

          18. Written Modification. No modification or waiver of the provisions of this guaranty shall be effective unless in writing, nor shall any such waiver be applicable except in the specific instance for which it is given.

          19. Governing Law. This guaranty, and the respective rights and obligations of the Creditor and the guarantors hereunder, shall be interpreted, governed, and enforced according to the laws of South Carolina, without regard to the choice of taw principles of it or any other jurisdiction.

          20. Venue and In Personam Jurisdiction Any cause of action arising from the terms of this Agreement shall be brought only in a state or federal court in the City of Charleston, South Carolina, which shall be the exclusive and sole venue for the adjudication of any disputes hereunder. The Guarantors consent to exercise by the aforementioned courts of in personam jurisdiction over each of them with respect to any cause of action brought pursuant to this Agreement.

          21. Severability. Should any one or more of the terms, provisions, convenants or conditions of the Guaranty be held to be void, invalid, illegal or un-enforceable in any respect, the same shall, at the option of the Creditor, not affect any other term, provision, covenant or condition of this guaranty, but the remainder hereof shall be effective as though such term, provisions, covenant or condition had never been contained herein.

          22. Merger. This Guaranty constitutes the final expression of the guaranty agreement between the Creditor and the Guarantors with respect to the guaranty effected hereunder, and is the complete and exclusive statement of the terms and conditions of such guaranty agreement. No course of dealing, course of performance or trade usage, and no parol evidence of any nature, shall be used to supplement or modify any of the provisions hereof, and there are no conditions to the full effectiveness of this Guaranty.

          WITNESS the following signatures as of the date first above written

 Andrew C. Gillette
 Deborah B. Gillette

STATE OF SOUTH CAROLINA
CITY/COUNTY OF CHARLESTON



          The foregoing instrument was acknowledged before me this 1999 by Andrew C. Gillette.

          My commission expires:

Notary Public

          STATE OF SOUTH CAROLINA ) ) to-wit: CITY/COUNTY OF CHARLESTON ) The foregoing instrument was acknowledged before me this 10th day of Jan. 19977 by Deborah B. Gillette.

              My commission expires:

                                                 Notary Public


SCHEDULE 1

Collateral Locations.

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